2023 Cowen Healthcare Investor Conference   Innovation Driven Growth Strategy March 6, 2023 Exhibit 99.1

Proprietary and Confidential Property of Accuray Safe Harbor Statement    Statements in this presentation (including the oral commentary that accompanies it) that are not statements of historical fact are forward-looking statements and are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation relate, but are not limited, to: expectations regarding fiscal 2023 full-year adjusted EBITDA and revenue; our positioning and strategy for accelerating revenue growth and market share; expectations regarding radiation therapy and its position for value-based care and potential as a first-line therapy; expectations regarding the size and growth of the radiation therapy market; expectations regarding our areas of strategic focus; expectations regarding new product enhancements or offerings and partnerships, including with respect to the China JV and related products; expectations regarding adjusted EBITDA margin expansion and targets; and expectations related to our revenue growth, market share, growth catalysts, customer demand and installed base. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “may,” “will be,” “will continue,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to: risks related to the current global economic environment and the effects of the COVID-19 pandemic on our business, financial condition, results of operations or cash flows; disruptions to our supply chain, including increased logistics costs; our ability to achieve widespread market acceptance of our products, including new product offerings and improvements; our ability to develop new products or enhance existing products to meet customers’ needs and compete favorably in the market; our ability to realize the expected benefits of the joint-venture and other partnerships; risks inherent in international operations; our ability to effectively manage our growth; our ability to maintain or increase our gross margins on product sales and services; delays in regulatory approvals or the development or release of new offerings; our ability to meet the covenants under our credit facilities; our ability to convert backlog to revenue; and other risks identified under the heading “Risk Factors” in our quarterly report on Form 10-Q, filed with the Securities and Exchange Commission (the “SEC”) on February 2, 2023, and as updated periodically with our other filings with the SEC.     Forward-looking statements speak only as of the date the statements are made and are based on information available to Accuray at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. Accuray assumes no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. Accordingly, investors should not place undue reliance on any forward-looking statements.   Non-GAAP Financial Measures    This presentation also contains non-GAAP financial measures.  Management believes that non-GAAP financial measures provide useful supplemental information to management and investors regarding the performance of the company and facilitates a more meaningful comparison of results for current periods with previous operating results.  Additionally, these non-GAAP financial measures assist management in analyzing future trends, making strategic and business decisions, and establishing internal budgets and forecasts.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is provided in the slides at the end of this presentation.  Accuray has also reported certain operating results on a constant currency basis in order to facilitate period-to-period comparisons of its results without regard to the impact of foreign currency exchange rate fluctuations. Management believes disclosure of non-GAAP constant currency results is helpful to investors because it facilitates period-to-period comparisons of the company’s results by increasing the transparency of the underlying performance by excluding the impact of foreign currency exchange rate fluctuations. Accuray calculates the constant currency amounts by translating local currency amounts in the current period using the same foreign translation rate used in the prior period being compared against rather than the actual exchange rate in effect during the current period.    There are limitations in using these non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.  These non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures.  Investors and potential investors should consider non-GAAP financial measures only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP.   Medical Advice Disclaimer    Accuray Incorporated as a medical device manufacturer cannot and does not recommend specific treatment approaches. Individual results may vary.  Forward-looking Statements This presentation is intended exclusively for investors. It is not intended for use in Sales or Marketing.

Accuray Overview Global Leader in Precision Radiation Therapy Vision: Expand Curative Power of RT to Improve the Lives of Patients Diagnosed with Cancer  Systems Installed in Over 60 Countries1 1: As of October 20, 2022 2: Estimated percentage of revenue invested into R&D Installed Base Achieved in January of 2023 Main Manufacturing Facility Madison, WI 22% $430M R&D Spend In FY222 Patents In Portfolio1 14%  392 Key FY22 Financials Total Revenue YOY Product Revenue Growth 1,000th 1,000+ Global Employee Presence1 3 2 Precision Platforms Proprietary and Confidential Property of Accuray

Strongly Positioned for Value-based Care 4 U.S. Cancer Expenditures Estimate ($ Billion)1,2 1: Dieguez G., Ferro C., Pyenson B.S. A multi-year look at the cost burden of cancer care: Milliman research report.  https://milliman-cdn.azureedge.net/-/media/Milliman/importedfiles/uploadedFiles/insight/2017/cost-burden-cancer-care.ashx (Published 2017. Accessed August 21, 2020) 2: NIH National Cancer Institute Cancer Trend Progress Report https://progressreport.cancer.gov/after/economic_burden (Data as of April 2022)  3: https://www.cancer.gov/publications/patient-education/radiation-and-you-2021-508.pdf Proven Outcomes Enhanced Patient Experience Non-Invasive Cancer patients treated with radiation therapy3 ~60% $6.30 $23.00 $48.00

5 The Golden Age of Radiotherapy Radiotherapy/surgery emerging as potential first-line therapy  Shorter Treatment Regimens Improved Visualization Personalized Treatments Powerful Partnerships Clinical Innovation   Reduced Patient Burden – Advanced Precision – Improved Outcomes Proprietary and Confidential Property of Accuray

Suzanne Winter President and CEO Ali Pervaiz Senior Vice President, Chief Financial Officer Sandeep Chalke Senior Vice President, Chief Commercial Officer Jesse Chew Senior Vice President, General Counsel Mike Hoge Senior Vice President, Global Operations Patrick Spine Senior Vice President, Chief Administrative Officer Jim Dennison Senior Vice President, Global Quality & Regulatory Affairs Accuray Executive Leadership Team 6

7 Accuray Systems: Differentiated Solutions CT-Linac System Radixact® System Robotic System CyberKnife® Accuray Precision® Premium Performance Radiosurgery/SBRT System Connectivity to the RT Department Treatment Planning System Proprietary and Confidential Property of Accuray

The Radixact® System: a Universal Workhorse Synchrony® 4D Dynamic Delivery Simple VOLO™ Ultra Planning Unique Helical Platform Any Case Complexity Precise Helical Dose Painting ClearRT™ Imaging Quick Installation Vendor Neutral Connectivity 8 Proprietary and Confidential Property of Accuray

The CyberKnife® Radiosurgery System Unique Robotic Platform Submillimeter Accuracy Fast Delivery Versatile SRS/SBRT System Thousands of Beam Angles Flexible Collimation For Various Cases Powerful Planning Choices Moving Or Stationary Targets 9 Proprietary and Confidential Property of Accuray

Accuray Software Solutions

ACCURAY

Accuray Precision® Treatment Planning	iDMS® Data Management	Strategic Software Partnerships[1]	Synchrony® Motion Adaptation Technology
High-quality Plans All Case Types	OIS Compatibility	Seamless Integration	AI-Driven Real-Time Adaptive Therapy



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1: C-RAD, Brainlab, RaySearch, Limbus AI

Proprietary and Confidential Property of Accuray

Radiation Therapy Market1 1: ReAnin Radiotherapy Market, Global Industry insights and trends 2017-2027. $3.3B $2.5B $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Proton Therapy Cobalt Brachytherapy Systemic Therapy Software Total: $5.8B $M Accuray Competes in Premium and Specialty Markets Proprietary and Confidential Property of Accuray Accuray competes in $1.6B market 27% share in FY22 Total Addressable Market: $3.3B Linacs MR-linac GammaKnife CyberKnife Radixact Addressable Market Total RT Market Size 11

FY23-25 Radiation Therapy Market Mature versus growth markets 1: Based on COCIR radiotherapy age profile & density, December 2019 Edition, DIRAC database and proprietary data, data on file 2: Infoholic and COCIR reports on proportion of systems and system ageing: ASP estimated at $2-2.3B, data on file 3: DIRAC database and proprietary data Replacement 2 New 3 MATURE MARKETS US, Western Europe, Japan, Australasia 2,200 systems are 10+ years of age (representing a $5B market opportunity over time1) Pent up demand for technology replacement Average life cycle increased from 10 to 12.5 years due to COVID GROWTH MARKETS China, Asean, LATAM, Eastern Europe $1.3 B Annual New System Market3: China: $600-$700 annual market opportunity 12% CAGR Brazil and India: $300M annual market opportunity Other markets: $300-400M 65% 35%

Ultra-Hypofractionation is Ready for Prime-Time

ACCURAY

20% adoption[0] growing with Phase II-III clinical evidence

Adoption

70%[5]

Breast, prostate, lung cancer, and metastases

Patient Mix


20%
HF
UHF0

Phase II-III Trials

Fast-Forward

PACE-B

STARS

SABR-COMET

HF: hypofractionation

UHF: ultra-hypofractionation


Radixact
CyberKnife
ACCURAY

Growing Clinical Evidence Supports UltraHF Treatments

Fast-Forward Trial
- Early-stage **breast** cancer[1]

PACE-B Trial
- Localized **prostate** cancer[2]

STARS Trial
- Early-stage **lung** cancer[3]

SABR-COMET Trial
- **Oligometastatic** disease[4]

[0] Hypofractionated radiotherapy in the real-world setting: An international ESTRO-GIRO survey
[1] Brunt et al. Lancet. 2020;395(10237):1613-1626. doi:10.1016/S0140-6736(20)30932-6
[2] Van As et al. Journal of Clinical Oncology 37, no. 7_suppl (March 01, 2019) 1-1. DOI: 10.1200/JCO.2019.37.7_suppl.
[3] Chang JY, et al. Lancet Oncol. 2021 Oct;22(10):1448-1457. doi: 10.1016/S1470-2045(21)00401-0. Epub 2021 Sep 13. PMID: 34529930; PMCID: PMC8521627. (revised) STARS
[4] Harrow et al. International Journal of Radiation Oncology, Biology, Physics. 2022, doi: https://doi.org/10.1016/j.ijrobp.2022.05.004
[5] Incidence based model (Globocan data), Fractionation (The Lancet Oncology), Metastatic percentage (Rosenblatt et al.)

13

Proprietary and Confidential Property of Accuray

PACE-A Prostate Cancer Trial Shows Significantly Fewer Urinary and Sexual Side Effects with SBRT

ACCURAY

The CyberKnife® System: SBRT with sub-millimeter precision and accuracy

~ 1 in 8 men in the U.S. will be diagnosed with prostate cancer[1]

Men with prostate cancer report significant emotional distress related to sexual function and urinary control post treatment[3]





SBRT vs. Surgery

First randomized, multicenter trial testing 5-fraction SBRT vs. surgery for prostate cancer[2]

Treatment with SBRT resulted in better sexual function after 2 years[2]

At 2 years, men treated with SBR were 10x less likely to need urinar pads to manage urinary incontinence (4.5% vs 47%[2])

1: American Cancer Society
2: Professor Nicholas van As, M.D., Medical Director and Consultant Clinical Oncologist of The Royal Marsden NHS Foundation Trust and lead investigator of the trial: Oral presentation and abstract at ASCO GU, 2023, San Francisco, California: https://meetings.asco.org/abstracts-presentations/217340
3: Orom H, Biddle C, Underwood W 3rd, Nelson CJ. Worse Urinary, Sexual and Bowel Function Cause Emotional Distress and Vice Versa in Men Treated for Prostate Cancer. J Urol. 2018 Jun;199(6):1464-1469.

14

Proprietary and Confidential Property of Accuray

15 Strategic Areas of Focus Proprietary and Confidential Property of Accuray Drive market share through disruptive innovation Expand service business Transform through strategic partnerships Drive margin and profitability initiatives

16 Service quality and customer satisfaction Clinical technology adoption China JV partner and emerging market distribution  Commercial focus  Expansion of direct-service channels Value-added service offering expansion Parts cost productivity Design-for-serviceability Inventory optimization Securing and Growing Installed Base (IB) Increasing Service Profitability Driving Service Growth Beyond the IB Multi-year Service Strategic Focus FY23 and beyond

17 Accuray - GE Healthcare Partnership Global commercial collaboration agreement Proprietary and Confidential Property of Accuray Expand market access to innovative precision solutions from diagnosis to treatment Accuray radiation therapy technologies + GE Healthcare’s imaging solutions Emphasis on early detection; functional diagnostics; targeted, precise treatment delivery Drive digitalization and interoperability Personalized care at each stage of the treatment

China JV Strategy

CAMT (JV) is our path to winning share in the growing RT market in China

ACCURAY

- Establish domestic presence, brand, product
- Launch Tomo® C for large and growing Type-B segment
- Leverage our strong market share (>70%) in Type-A
- Leverage CAMT infrastructure for COGS reduction & value product manufacturing

The CAMT Start-up Journey


COVID

2019*	2020*	2021*	2022*	2023*	2024*	2025*
Formation of CAMT	Build the Commercial Team Build the Factory & Training Center	Tomo C Design Release	Tomo C BIMT Type-Testing Tomo C NMPA Submission		Tomo C NMPA License Tomo C Introduction & Ramp up CyberKnife® S7™ & Radixact® Synchrony® NMPA Licenses	Tomo C Full-year Volume

*Accuray fiscal years

18

Proprietary and Confidential Property of Accuray

Q2'FY23 Highlights

ACCURAY

- Received IMV Award for Best in Service in Radiation Oncology for 2022
- 34 new orders globally for Radixact® and CyberKnife® Systems with 92% year over year growth in Americas region
- Awarded 18 systems in the November 2022 Ministry of Health Type A central bidding process in China[1]
- NMPA regulatory submission completed for Tomo® C, the joint venture product for the China Type B segment
- Completed production and testing of the first Tomo C unit in Tianjin manufacturing operations

19

[1] ccgp.gov.cn; chinabidding.com

Proprietary and Confidential Property of Accuray

19

Q2’FY23 Financials Strong financial performance KEY FINANCIAL METRICS $M Q2 Y/Y Highlights Solid Q2 orders performance with a book-to-bill ratio of greater than 1.2x  Strong customer demand and adoption of new capabilities  Continue to navigate supply chain and inflation challenges FX continues to be a significant headwind Reaffirmed FY23 full year adjusted EBITDA guidance of $26M to $30M1,3 on February 1, 2023 1 Adjusted EBITDA is a non-GAAP measure.  Please see Slide 25 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure. 2 Percentages shown on a constant currency basis are non-GAAP measures.  3 FY23 guidance affirmed February 1, 2023.  Nothing contained herein should be construed as reaffirmation of such guidance. Q2 Y/Y XFX2 Gross Orders $79.0M (7%) (3%) Revenues $114.8M (1%) 4% Product $63.3M 4% 8% Service $51.5M (7%) 0% Op. Expenses $40.3M 4% R&D $14.6M (0%) SG&A $25.6M 7% Adj. EBITDA1 $8.5M 24%

FY23 Guidance Affirmed February 1, 20231 Revenue Adjusted EBITDA2 $429.9M $22.8M FY23 Guidance Range1 FY22 Actual $ in millions % = YoY Growth $447M - $455M +4% - 6% $26M - $30M +14% - 32% 1 FY23 guidance affirmed February 1, 2023. Nothing contained herein should be construed as reaffirmation of such guidance. 2Adjusted EBITDA is a non-GAAP measure.  Please see Slides 26 and 27 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure

22 FY24 - FY27 aEBITDA Margin* Expansion Strategy Note: Illustrative graph, not to scale *adjusted EBITDA is a non-GAAP financial measure FY19-22 Avg aEBITDA Margin* FY23 FX Impact FY23 Inflation, Supply Chain issues Innovation/ Commercial Execution OPEX Management 3-Yr aEBITDA Margin* Target Service Profitability Cost Effectiveness 5%-7% Avg aEBITDA Margin* Low Teens aEBITDA Margin* Target % of Revenue

In Summary Growing momentum with 1000th installed base milestone achieved during current quarter Strongest product portfolio and pipeline in company’s history Multiple growth drivers and global commercial execution Focused on margin expansion and optimizing working capital Positioned for Long-Term Revenue Growth and Market Share Gain 23

Thank you

$K GAAP net income (loss) Stock-based compensation Interest expense, net Provision for income taxes Adjusted EBITDA Depreciation and amortization Three Months Ended December 31, Three Months Ended December 31, 2021 2022 $ $ $ $ (1,874) 1,151 3,126 2,642 1,049 8,498 179 1,422 2,695 2,070 480 6,846 ERP and ERP related expenditures 466 Restructuring charges 1,938 0 0 GAAP to Adjusted EBITDA Q2 FY23 and Q2 FY22 Actual Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) 25

GAAP to Adjusted EBITDA FY22 Actual Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) $K GAAP net income (loss) Stock-based compensation Interest expense, net Provision for income taxes Adjusted EBITDA Depreciation and amortization Twelve Months Ended June 30, 2022 $ $ (5,347) 5,522 10,600 8,109 3,345 22,823 ERP and ERP related expenditures 594 One-time charge related to debt refinance and convertible exchange 0 26

$K GAAP net income (loss) Stock-based compensation Interest expense, net Provision for income taxes Adjusted EBITDA Depreciation and amortization To From $ $ $ $ (5,500) 6,300 11,600 8,000 2,000 26,000 (1,500) 6,300 11,600 8,000 2,000 30,000 ERP and ERP related expenditures 1,600 Restructuring charges 2,000 1,600 2,000 GAAP to Adjusted EBITDA FY23 – Forward Looking Guidance Actual Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) Twelve Months Ended June 30, 2023 27